                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          GE INVESTMENTS FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           GE INVESTMENTS FUNDS, INC.
                               3003 SUMMER STREET
                          STAMFORD, CONNECTICUT 06905
                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON JULY 23, 1997
                            ------------------------

  To owners of variable life insurance contracts and variable annuity contracts (collectively, the "variable contracts") issued by The Life Insurance Company of Virginia ("LOV") entitled to give voting instructions in connection with certain separate accounts established by LOV:

  Notice is hereby given that a special meeting (the "Meetings") of the shareholders of each of the S&P 500 Index Fund and the Real Estate Securities Fund, each an investment portfolio of GE Investments Funds, Inc. (the "Company"), will be held on July 23, 1997 at the offices of The Life Insurance Company of Virginia, 6610 West Broad Street, Richmond, Virginia 23230, in the 8th Floor Board Room, at 10:00 a.m., Eastern Standard Time, or any adjournment or adjournments thereof.

  The Meetings will be held for the following purposes:

  1. To approve or disapprove an investment sub-advisory agreement between GE Investment Management Incorporated ("GEIM") and State Street Global Advisors ("SSGA"), a division of State Street Bank and Trust Company, pursuant to which SSGA will serve as investment sub-adviser to the S&P 500 Index Fund. SHAREHOLDERS OF THE S&P 500 INDEX FUND VOTING SEPARATELY.

  2. To approve or disapprove an investment sub-advisory agreement between GEIM and Seneca Capital Management, LLC ("Seneca"), pursuant to which Seneca will continue to serve as investment sub-adviser to the Real Estate Securities Fund. SHAREHOLDERS OF THE REAL ESTATE SECURITIES FUND VOTING SEPARATELY.

  3. To transact such other business as may properly come before the Meetings or any adjournment(s) thereof.

  LOV and certain separate accounts of LOV are the only shareholders of the S&P 500 Index Fund and the Real Estate Securities Fund. However, LOV hereby solicits and agrees to vote the shares of the S&P 500 Index Fund and the Real Estate Securities Fund attributable to LOV and such separate accounts at the Meetings in accordance with timely instructions received from owners of the variable contracts having contract values allocated to such separate accounts invested in such shares.

  As a variable contract owner of record at the close of business on June 6, 1997, you have the right to instruct LOV as to the manner in which shares of the S&P 500 Index Fund and the Real Estate Securities Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of the S&P 500 Index Fund and the Real Estate Securities Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meetings or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                       By Order of the Board of Directors

                                       Matthew J. Simpson
                                       Secretary
Stamford, Connecticut
July 1, 1997

                           GE INVESTMENTS FUNDS, INC.
                               3003 SUMMER STREET
                          STAMFORD, CONNECTICUT 06905
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                  JULY 1, 1997

  This Proxy Statement is being furnished on behalf of the Board of Directors of GE Investments Funds, Inc. (the "Company") by The Life Insurance Company of Virginia ("LOV") to owners of variable annuity contracts and variable life insurance contracts (collectively, the "variable contracts") issued by LOV and having contract values on the record date allocated to certain separate accounts of LOV invested in shares of the S&P 500 Index Fund (the "Index Fund") and the Real Estate Securities Fund (the "RE Fund"), each an investment portfolio of the Company.

  This Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners of such variable contracts for use at special meetings (the "Meetings") of shareholders of the Index Fund and the RE Fund. The Meetings are to be held on July 23, 1997, at 10:00 a.m., Eastern Standard Time at the The Life Insurance Company of Virginia, 6610 West Broad Street, Richmond, Virginia, 23230 in the 8th Floor Board Room, for the purposes set forth below and in the accompanying Notice of the Special Meeting. The approximate mailing date of this Proxy Statement and Voting Instruction Form(s) is July 1, 1997.

  The cost of the Index Fund Meeting, including the solicitation of voting instructions will be paid by GE Investment Management Incorporated
("GEIM"). The cost of the RE Fund Meeting will be paid Phoenix Duff & Phelps Corporation which is anticipated to become an affiliate of Seneca Capital Management, LLC ("Seneca"). In addition to the use of the mail, voting instructions may be solicited, in person or by telephone, by officers of the Company and regular employees and representatives of LOV or GEIM or their respective affiliates, who will not be separately compensated for such activities. If necessary, LOV may employ outside contractors to assist in the solicitation.

  At the Index Fund Meeting, the shareholders of the Index Fund will be asked
(1) to approve or disapprove an investment sub-advisory agreement (the "Proposed Index Fund Sub-Advisory Agreement"), between GEIM and State Street Global Advisors ("SSGA"), a division of State Street Bank and Trust Company ("State Street"), pursuant to which SSGA will serve as investment sub-adviser to the Index Fund, and (2) to transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  At the RE Fund Meeting, shareholders of the RE Fund will be asked to: (1) approve or disapprove an investment sub-advisory agreement (the "Proposed RE Fund Sub-Advisory Agreement") between GEIM and Seneca pursuant to which Seneca will continue to serve as investment sub-adviser to the RE Fund, and (2) to transact such other business as may come before the Meeting or any adjournment(s) thereof.

  The following chart indicates which shareholders are entitled to vote on each proposal:

                             VOTING GROUPS BY FUND
==============================================================================

                       PROPOSAL                           INDEX FUND    RE FUND
------------------------------------------------------------------------------
1. Approval of Investment Sub-Advisory Agreement with          X
   SSGA
------------------------------------------------------------------------------
2. Approval of Investment Sub-Advisory Agreement with                      X
   Seneca

==============================================================================

                           GENERAL VOTING INFORMATION

  LOV itself and certain separate accounts of LOV (the "Accounts") are the only shareholders of the Index Fund and the RE Fund. LOV will vote the shares of these Funds held by it and the Accounts at the Meetings in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts funded through the Accounts. All properly executed Voting Instruction Forms received by LOV by the close of business on July 22, 1997 will be counted.

  LOV will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. LOV will also vote shares not attributable to variable contracts (i.e., representing seed money investment in the Fund made by LOV) in proportion to those for which instructions are received from owners of variable contracts. If a Voting Instruction Form is received that does not specify a choice, LOV will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. In certain circumstances, LOV has the right to disregard voting instructions from certain variable contract owners. LOV does not believe that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners may revoke voting instructions given to LOV at any time prior to the Meetings by notifying the Secretary of the Company in writing.

  The Company, a Virginia corporation organized on May 14, 1984, is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company sells shares to the following Accounts:
Life of Virginia Separate Account I, Life of Virginia Separate Account II, and Life of Virginia Separate Account III (which support variable life insurance contracts); and Life of Virginia Separate Account 4 and Life of Virginia Separate Account 5 (which support variable annuity contracts). Each of the Accounts is a segregated asset account established by LOV and each Account, other than Life of Virginia Separate Account 5, is registered with the SEC under the 1940 Act as a unit investment trust. Net premiums paid by a variable contract owner may be allocated to one or more of the eight investment subdivisions of each Account that invest in shares of the Company. Each investment subdivision invests in a series of capital stock corresponding to one of the Company's investment portfolios and represents an interest in that investment portfolio. The Index Fund and the RE Fund are each one of these separate investment portfolios.

  The Board of Directors of the Company has fixed June 6, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of June 6, 1997, there were issued and outstanding 5,719,428.707 shares of capital stock of the Index Fund and 2,488,341.612 shares of capital stock of the RE Fund.

  The following table sets forth, as of June 6, 1997, the beneficial ownership of the capital stock of the Index Fund and RE Fund by each person known by the Company or LOV to beneficially own more than 5% of the shares of any class of such stock. For this purpose, persons who have the right to instruct LOV as to shares of stock attributable to a variable contract are considered beneficial owners of such shares of stock. The table also sets forth the beneficial ownership of the capital stock of the Index Fund and RE Fund by directors and officers of the Company (individually and as a group) as of June 6, 1997.

==============================================================================

                                                       NUMBER OF SHARES
                                                       (AND % OF CLASS)
                                                      BENEFICIALLY OWNED
                                             ---------------------------------
         NAME OF BENEFICIAL OWNER            INDEX FUND           RE FUND
------------------------------------------------------------------------------
LOV.......................................               1,129,736.941 (45.40%)
Scott Reeks...............................     15.296*
J. Clifford Miller, III...................   3,721.693*
Directors and Officers as a group.........   3,736.989*
------------------------------------------------------------------------------
* Percentage does not exceed 1%

==============================================================================

  The number of shares of stock in the Index Fund and the RE Fund for which a variable contract owner (or annuitants or beneficiaries thereunder) may give voting instructions is equal to the number of shares, or fraction of shares, held in the Account attributable to such variable contract owner as of the record date. Each share of the Fund's outstanding capital stock is entitled to one vote and fractional votes are counted.

  All shares for which LOV timely receives properly executed voting instructions, which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with such instructions. To the knowledge of the Company and LOV, no person has the right to instruct LOV with respect to more than 5% of the shares of either the Index Fund or the RE Fund.

  Prior to December 31, 1996, Aon Savings Plan, an employee benefit plan for employees of Aon Corporation (the "Plan"), held a substantial number of shares of each class of the Company's capital stock, including the Index Fund and RE Fund. As a result, the trustees of Aon Savings Plan likely were controlling persons of the Company and the Index Fund and RE Fund during the period in which the Plan held the Company's stock.

  Approval of both Proposed Sub-Advisory Agreements requires, as to each Fund voting, the affirmative vote of the lesser of (1) more than 50% of the shares entitled to be cast for that Fund, or (2) 67% or more of the shares present (in person or by proxy) at the Meeting for that Fund, if the holders of more than 50% of the shares entitled to be cast for that Fund are present.

ITEM 1: APPROVAL OR DISAPPROVAL OF PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GEIM AND SSGA

  GEIM, which is located at 3003 Summer Street, Stamford, Connecticut 06905, serves as the Index Fund's investment adviser and administrator. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ("GE"). Pursuant to an Investment Advisory and Administration Agreement which became effective May 1, 1997 (the "Index Fund Advisory Agreement"), GEIM is responsible for providing the Index Fund with a continuous investment program. The Index Fund Advisory Agreement was approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Index Fund Advisory Agreement or interested persons of such parties ("independent directors"), at a meeting held for that purpose on January 29, 1997 and by the shareholders of the Fund at a special meeting held on April 16, 1997.

MATERIAL TERMS OF ADVISORY AGREEMENT

  Under the terms of the Index Fund Advisory Agreement, GEIM provides a continuous investment program, including investment research and management, to the Index Fund. GEIM determines what investments will be purchased, retained or sold by the Index Fund and places purchase and sale orders for the Index Fund's investments. GEIM provides the Company with all executive, administrative, clerical and other personnel necessary to operate the Index Fund and the Company and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Index Fund and the Company with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also (1) maintains the books and records of the Index Fund; (2) prepares reports to shareholders of the Index Fund; (3) prepares and files tax returns for the Index Fund; (4) assists with the preparation and filing of reports and the Company's registration statement with the SEC; (5) provides appropriate officers for the Company; (6) provides administrative support necessary for the Board of Directors of the Company to conduct meetings; and (7) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

  GEIM is responsible for employing sufficient staff and consulting with other persons that it determines may be necessary or useful to the performance of its obligations; providing services in accordance with the Fund's investment objectives, policies and restrictions as stated in the Company's current registration statement, as amended from time to time; and keeping the Company informed of developments materially affecting the Index Fund, including furnishing the Company with whatever information and reports that the Board reasonably requests.

  The Index Fund Advisory Agreement permits GEIM, subject to Board approval and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under the Index Fund Advisory Agreement. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to the sub-advisory agreements.

  For its services to the Index Fund, GEIM receives a monthly advisory and administrative fee equal to .35% of the value of the Index Fund's average daily net assets. The fee is deducted daily from the assets of the Index Fund and paid to GEIM monthly. The Index Fund Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Company or the Fund.

  The Index Fund Advisory Agreement provides that GEIM may render similar advisory and administrative services to other clients so long as the services that it provides under the Index Fund Advisory Agreement are not impaired thereby. The Index Fund Advisory Agreement also provides that GEIM shall not be liable for any error of judgment or mistake of law or for any loss arising out of the Index Fund in connection with GEIM's services pursuant to the Index Fund Advisory Agreement, except for (1) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the agreement, and (2) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

REASONS FOR PROPOSING AN INVESTMENT SUB-ADVISER

  At the time that the Board of Directors sought shareholder approval of GEIM as the investment adviser of the Index Fund, it was the intention of the Board and GEIM to have GEIM manage the Index Fund's investment portfolio directly. GEIM has since learned that, for legal reasons unrelated to the Company, it is possible that GEIM, as an affiliate of GE, could, under certain circumstances, be temporarily handicapped in its efforts to purchase GE common stock should GE be engaged in a "distribution" of its common stock. Because GE common stock is an important component security of the S&P 500 Composite Stock Price Index, the Index Fund generally holds, and must frequently purchase, GE common stock. GEIM has therefore informed the Board of Directors that it could be temporarily handicapped in its efforts to manage the Index Fund in an optimal manner. As a result, the Board has determined, and GEIM has agreed, that it is in the best interests of the Index Fund and variable contract owners invested in the Fund for GEIM to retain an unaffiliated investment sub-adviser to independently manage the Fund's investment portfolio.

  After consulting with the Company's Board of Directors, GEIM selected SSGA as the proposed investment sub-adviser for the Index Fund. SSGA is not an affiliate of GE or of any affiliate of GE and therefore would be able to purchase GE common stock without regard to the limitations imposed on entities affiliated with GE.

  At a special meeting of the Company's Board of Directors held on June 4, 1997, the Board of Directors, including all of the independent directors present, unanimously approved and voted to recommend to the shareholders of the Index Fund that they approve the Proposed Index Fund Sub-Advisory Agreement by and between GEIM and SSGA. A copy of the Proposed Index Fund Sub-Advisory Agreement is attached as Exhibit A.

  Approval of the Proposed Index Fund Sub-Advisory Agreement will not result in an increase in any fees payable by the Index Fund. GEIM will be solely responsible for paying the sub-advisory fee to SSGA under the Proposed Index Fund Sub-Advisory Agreement.

  If approved by the shareholders of the Index Fund, the Proposed Index Fund Sub-Advisory Agreement will continue in effect for an initial term of two years, and will continue from year to year thereafter, subject to approval annually by
(a) the shareholders of the Index Fund or a majority of the directors of the Company, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Index Fund fail to approve the Proposed Index Fund Sub-Advisory Agreement, the directors shall consider appropriate alternative action.

INFORMATION ABOUT SSGA

  SSGA, a division of State Street, is located at Two International Place, Boston, Massachusetts 02110. State Street is a "bank" as defined by the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and therefore is exempt from registration as an investment adviser under the Advisers Act. State Street, whose predecessor was formed under the laws of Massachusetts in 1891, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street currently serves as custodian for the Company and certain of its affiliates perform accounting services for the Company. Appendix A lists information about certain management personnel of SSGA. Appendix B lists information about other investment companies or portfolios for which SSGA serves as investment adviser that have a similar investment objective to the Index Fund.

  State Street is one of the largest providers of securities processing and recordkeeping services for U.S. mutual funds and pension funds. State Street, with over $292 billion under management as of December 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels. State Street's principal address is 225 Franklin Street, Boston MA 02110.

MATERIAL TERMS OF PROPOSED INDEX FUND SUB-ADVISORY AGREEMENT

  The Proposed Index Fund Sub-Advisory Agreement was approved by the Board of Directors on June 4, 1997. The Proposed Index Fund Sub-Advisory Agreement provides that SSGA, subject to the general supervision of the Company's Board of Directors and GEIM, will provide a continuous investment program for the Fund's assets, including investment research and management. SSGA will be responsible for placing purchase and sale orders for portfolio transactions of the Fund. In this capacity, SSGA may obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of the Index Fund's investment objective. SSGA will be responsible for periodically consulting with GEIM from time to time regarding matters pertaining to the Index Fund. The Proposed Index Fund Sub-Advisory Agreement provides that SSGA will be permitted, on an equitable basis, to fill orders for simultaneously placed purchases and sales of the same security among the Index Fund and one or more accounts advised by SSGA.

  As compensation for its services to the S&P 500 Index Fund on behalf of GEIM, SSGA will receive a monthly fee from GEIM based on the average daily net assets of the Index Fund at the following annual rates: .05% of the first $100,000,000;
 .04% of the next $200,000,000; and .03% of amounts in excess of $300,000,000.

  The Proposed Index Fund Sub-Advisory Agreement will terminate automatically if assigned or in the event of termination of the Index Fund Advisory Agreement, and will be terminable at any time without penalty by the Directors of the Company or by vote of a majority of the outstanding shares of the Index Fund on 60 days' written notice to GEIM or SSGA, and by either GEIM or SSGA on 60 days' written notice to the other.

  The Proposed Index Fund Sub-Advisory Agreement provides that SSGA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Company or its shareholders or by GEIM in connection with the matters to which the Proposed Index Fund Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence by SSGA in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Proposed Index Fund Sub-Advisory Agreement further provides that, notwithstanding the foregoing, SSGA will be liable for any loss suffered by the Index Fund, the Company or its shareholders or by GEIM as a result of any negligent act or omission by it relating to or arising out of the License Agreement between Standard & Poor's and GEIM dated April 30, 1997.

DIRECTOR'S RECOMMENDATION

  In determining whether it was appropriate to approve the Proposed Index Fund Sub-Advisory Agreement and to recommend approval to shareholders, the Board of Directors, including the independent directors, considered among other things information about the following: (1) the sub-advisory fee to be received by SSGA from GEIM for services to the Index Fund; (2) the nature and quality of the services required to be performed by SSGA; (3) the experience of SSGA in advising other mutual funds similar to the Index Fund; (4) the personnel and research capabilities of SSGA; and (5) any significant regulatory or compliance issues that might have affected SSGA.

  In their deliberations regarding approval of the Proposed Index Fund Sub-Advisory Agreement, the Board Directors addressed most of their analysis to items (1) and (3) above. The Directors evaluated the value of the services that SSGA will provide to the Index Fund and determined that these were comparable to such services provided by other investment advisers or sub-advisers in the mutual fund industry. In this regard the Directors carefully considered: (1) SSGA's past experience as an adviser to similar mutual funds as compared with that of similar mutual funds advised by others and appropriate indices; (2) the fact that the approval of the Proposed Index Fund Sub-Advisory Agreement will not result in an increase in any fees payable by the Index Fund; and (3) the fact that GEIM could not continue to advise the Index Fund in an optimal manner. The Directors determined that the proposed new arrangement between GEIM and SSGA was fair and reasonable.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF THE INDEX FUND VOTE "FOR" THE APPROVAL OF THE PROPOSED INDEX FUND SUB-ADVISORY AGREEMENT WITH SSGA.

ITEM 2: APPROVAL OR DISAPPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GEIM AND SENECA

  Pursuant to an Investment Advisory and Administration Agreement which became effective May 1, 1997 (the "RE Fund Advisory Agreement"), GEIM is responsible for providing the RE Fund with a continuous investment program. The RE Fund Advisory Agreement was approved by the Board of Directors of the Company, including a majority of independent directors at a meeting held for that purpose on January 29, 1997 and by the shareholders of the RE Fund at a special meeting held on April 16, 1997. The terms of the RE Fund Advisory Agreement are substantially identical to the terms of the Index Fund Advisory Agreement discussed above.

  GMG/Seneca Capital Management, LLC ("GMG/Seneca"), the current investment sub-adviser for the RE Fund, entered into an investment sub-advisory agreement dated May 1, 1997 (the "Current RE Fund Sub-Advisory Agreement") with GEIM in connection with that Fund. The Current RE Fund Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the independent directors, at a meeting held for that purpose on January 29, 1997 and by the shareholders of the RE Fund at a special meeting held on April 16, 1997. The terms of the Proposed RE Fund Sub-Advisory Agreement are identical to those of the Current RE Fund-Sub Advisory Agreement. The terms of the Current RE Fund Sub-Advisory Agreement provide that it will terminate automatically in the event of its "assignment" (within the meaning of the 1940 Act).

INFORMATION ABOUT GMG/SENECA

  GMG/Seneca is a California limited liability company located at 909 Montgomery Street, San Francisco, California 94133. Two of the principal stockholders of GMG/Seneca are Gail P. Seneca and Richard D. Little. Ms. Seneca's principal occupation is Chief Investment Officer of GMG/Seneca. Mr. Little's principal occupation is Equity Portfolio Manager of GMG/Seneca. Certain other senior management personnel also hold equity interests in GMG/Seneca. A group of other investors, none of whom individually holds a controlling interest in GMG/Seneca, together hold a majority of the outstanding stock of GMG/Seneca. These other investors do not have an active role in managing GMG/Seneca. Ms. Seneca and Mr. Little use 909 Montgomery Street, San Francisco, California 94133 as their business address.

REASONS FOR PROPOSING THE RE-APPROVAL OF THE CURRENT INVESTMENT SUB-ADVISER

  On June 18, 1997, GMG/Seneca and Phoenix Duff & Phelps Corporation ("Phoenix") announced that they had reached a definitive agreement pursuant to which all of the non-management investors in GMG/Seneca will sell their interests in GMG/Seneca to Phoenix and Phoenix will acquire certain interests from management. In essence, this anticipated sale will result in a recapitalization of GMG/Seneca. Under the terms of the definitive agreement, GMG/Seneca will change its name to Seneca Capital Management, LLC and Phoenix will become the holder of a majority of the outstanding interests of Seneca. PM Holdings, a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company, an insurance company organized under the laws of New York, owns 60% of the stock of Phoenix. The remaining 40% of the stock of Phoenix is publicly held and traded on the New York Stock Exchange, Inc. Appendix C lists information about certain management personnel of Seneca. Appendix D lists information about other investment companies or portfolios for which Seneca will serve as investment adviser that have a similar investment objective to the RE Fund.

  Upon consummation of the recapitalization, the interests of the non-management investors will be transferred to Phoenix resulting in a change of "control" of GMG/Seneca (within the meaning of the 1940 Act). Under the 1940 Act, a change in control of an investment sub-adviser, such as GMG/Seneca, results in the assignment of any agreement that the sub-adviser may have with respect to providing investment advice to an investment company such as the RE Fund. As indicated above, an assignment of the Current RE Fund Sub-Advisory Agreement will cause the Current RE Fund Sub-Advisory Agreement to terminate.

  It is anticipated that when the recapitalization of GMG/Seneca occurs, the Current RE Fund Sub-Advisory Agreement will terminate as of the date of the recapitalization. Therefore, the shareholders of the RE Fund will be asked at the RE Fund Meeting to approve or disapprove the Proposed RE Fund Sub-Advisory Agreement between GEIM and Seneca which, if approved, will take effect upon termination of the Current RE Fund Sub-Advisory Agreement. The Proposed RE Fund Sub-Advisory

Agreement was approved by the Board of Directors, including a majority of the independent directors, at a meeting held on June 4, 1997. A copy of the Proposed RE Fund Sub-Advisory Agreement is attached as Exhibit B.

  If approved by the shareholders of the RE Fund, the Proposed RE Sub-Advisory Agreement will continue in effect for an initial term of two years from the date of its effectiveness, and will continue from year to year thereafter, subject to approval annually by (a) the shareholders of the RE Fund or a majority of the Directors of the Fund, and (b) the vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the RE Fund fail to approve the Proposed RE Fund Sub-Advisory Agreement, the Directors shall consider appropriate alternative action.

PROPOSED RE FUND SUB-ADVISORY AGREEMENT

  The Proposed RE Fund Sub-Advisory Agreement was approved by the Board of Directors on June 4, 1997. The Proposed RE Fund Sub-Advisory Agreement provides that Seneca, subject to the general supervision of the Company's Board of Directors and GEIM, will provide a continuous investment program for the Fund's assets, including investment research and management. Seneca will be responsible for placing purchase and sale orders for portfolio transactions of the Fund. In this capacity, Seneca may obtain and evaluate appropriate economic, statistical, timing, and financial information and formulate and implement investment programs in furtherance of the RE Fund's investment objective. The Proposed RE Fund Sub-Advisory Agreement provides that Seneca will be permitted, on an equitable basis, to fill orders for simultaneously placed purchases and sales of the same security among the RE Fund and one or more accounts advised by Seneca.

  As compensation for its services to the RE Fund on behalf of GEIM, Seneca will receive a monthly fee from GEIM on the average daily net assets of the RE Fund at the following annual rates: 0.425% of the first $100,000,000; 0.40% of the next $100,000,0000; and 0.375% of amounts in excess of $200,000,000. During the Fund's fiscal year ended December 31, 1996, GMG/Seneca received a sub-advisory fee for the RE Fund of approximately $81,000 under a prior sub-advisory agreement with the investment manager that preceded GEIM. The fee under that prior sub-advisory agreement, as well as the fee under the Current Sub-Advisory Agreement, are identical to the fee described above for the Proposed RE Fund Sub-Advisory Agreement.

  The Proposed RE Fund Sub-Advisory Agreement will terminate automatically if assigned or in the event of termination of the RE Fund Advisory Agreement, and will be terminable at any time without penalty by the Directors of the Company or by vote of a majority of the outstanding shares of the RE Fund on 60 days' written notice to GEIM or Seneca, and by either GEIM or Seneca on 60 days' written notice to the other.

  The Proposed RE Fund Sub-Advisory Agreement provides that Seneca will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Company or its shareholders or by GEIM in connection with the matters to which the Proposed RE Fund Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence by Seneca in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

DIRECTOR'S RECOMMENDATION

  In determining whether it was appropriate to approve the Proposed RE Fund Sub-Advisory Agreement and to recommend approval to shareholders, the Board of Directors, including the independent directors, considered, among other things, information about the following: (1) the sub-advisory fee to be received by Seneca from GEIM for services to the RE Fund and the fact that this fee is identical to the sub-advisory fee received by GMG/Seneca from GEIM under the Current RE Fund Sub-Advisory Agreement; (2) the expected continuity of senior management and day-to-day control at Seneca after the recapitalization; (3) the nature and quality of the services required to be performed by Seneca; (4) the results achieved by GMG/Seneca for the RE Fund in the past; (5) the personnel and research capabilities of Seneca; (6) the fact that the Board and the shareholders recently approved the Current RE Fund Sub-Advisory Agreement; and
(7) any significant regulatory or compliance issues that might have affected GMG/Seneca.

  In their deliberations regarding approval of the Proposed RE Fund Sub-Advisory Agreement, the Directors addressed most of their analysis to items (1), (2) and
(6) above. In connection with item (2) above, the directors carefully considered the nature of the pending recapitalization of GMG/Seneca and the possible changes in the operations and management of GMG/Seneca that could result from such recapitalization. In particular, the Directors made inquiries of both GMG/Seneca's senior management and representatives of Phoenix to determine whether or not the recapitalization was likely to result in material changes in GMG/Seneca's operations and/or management that could affect the nature and quality of the services that Seneca would provide to the Fund. The Board of Directors concluded that the recapitalization was not likely to result in operational or management changes in the foreseeable future that would have a material adverse impact on the services Seneca would provide to the RE Fund following the recapitalization. This conclusion was based, in part, on representations made to the Board of Directors by both GMG/Seneca's senior management and representatives of Phoenix that Ms. Seneca would remain the principal controlling management executive of Seneca after the recapitalization. The Directors also carefully considered: (1) GMG/Seneca's past performance for the RE Fund as compared with that of similar mutual funds and appropriate indices; (2) the fact that the persons making the investment decision on behalf of the RE Fund under the Current RE Fund Sub-Advisory Agreement would likely continue to do so under the Proposed RE Fund Sub-Advisory Agreement; and (3) the fact that the fees proposed to be paid by GEIM to Seneca under the Proposed RE Fund Sub-Advisory Agreement were identical to those under the Current RE Fund Sub-Advisory Agreement. The Directors determined that the proposed new arrangements between GEIM and Seneca were reasonable.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE REAL ESTATE SECURITIES FUND VOTE "FOR" THE APPROVAL OF THE INVESTMENT SUB-ADVISORY AGREEMENT WITH SENECA.

                               REPORTS AVAILABLE

  Copies of the Company's most recent annual report or most recent semi-annual report will be furnished without charge upon request by writing to the Company at 3003 Summer Street, Stamford, Connecticut 06905 or by calling 1-800-636-7203.

                             SHAREHOLDER PROPOSALS

  As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 3003 Summer Street, Stamford, Connecticut 06905.

                               OTHER INFORMATION

  Pursuant to a distribution agreement, Forth Financial Securities Corporation ("FFSC") acts without remuneration as the Company's distributor in the distribution of the shares of each investment portfolio of the Company. FFSC is a wholly-owned subsidiary of Forth Financial Resources, Ltd., which is a wholly-owned subsidiary of GNA Corporation, a subsidiary of General Electric Capital Corporation. FFSC is located at 6610 W. Broad Street, Richmond, VA 23230. FFSC has no obligation to sell any stated number of shares.

                                 OTHER BUSINESS

  Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Company and the Funds.

                                                                      APPENDIX A

                    PRINCIPAL OFFICERS OF THE SSGA DIVISION
                                OF STATE STREET

                 NAME                       PRINCIPAL OCCUPATION
---------------------------------------   -------------------------
Nicholas A. Lopardo....................   Chief Executive Officer
Timothy B. Harbert.....................   President
Peter Stonberg.........................   Chief Investment Officer

                   OTHER OFFICERS OF SSGA WHO ARE EXPECTED TO
                             MANAGE THE INDEX FUND

                  NAME                       PRINCIPAL OCCUPATION
----------------------------------------   -------------------------
James May...............................   Assistant Vice President
Anne Eisenberg..........................   Vice President
John Tucker.............................   Assistant Vice President
Sarah Meier.............................   Investment Officer

  The address of each of the above-named individuals is Two International Place, Boston, MA 02110.

                                                                      APPENDIX B

  The table below provides information about other registered investment companies or portfolios advised by SSGA that have a similar investment objective to the Index Fund.

                                                               SUBJECT TO
                                                                VOLUNTARY
                                                RATE OF          EXPENSE
  NAME OF COMPANY OR FUND        SIZE       COMPENSATION(2)    LIMITATION
----------------------------   ---------    ---------------    -----------
John Hancock Variable Series
  Trust I -- Equity Index
  Portfolio.................   $14.65(1)          .20%             Yes
SSgA S&P 500 Index Fund.....   $983.2(3)          .10%             Yes

---------------
(1) In millions, as of December 31, 1996.

(2) As a percent of average daily net assets.

(3) In millions, as of February 28, 1997.

                                                                      APPENDIX C

                                     SENECA

           NAME                         PRINCIPAL OCCUPATION
---------------------------   ----------------------------------------
Gail P. Seneca.............   President, Chief Executive Officer and
                                Chief Investment Officer, Managing
                                Partner, Seneca
Sandra Westhoff............   Chief Operating Officer, Seneca
Charles Dicke..............   Fixed Income Portfolio Manager, Seneca
Belinda Melton.............   Marketing Director, Seneca
Ron Jacks..................   Equity Portfolio Manager, Seneca
David Shapiro..............   REIT Portfolio Manager

  Except for Mr. Shapiro, each person listed above is a member of the Operating Committee for Seneca. The address for each person listed above is 909 Montgomery Street, San Francisco, CA 94133.

                                                                      APPENDIX D

  The table below provides information about other companies or portfolios advised by Seneca that have a similar investment objective to the RE Fund.

                                                              SUBJECT TO
                                                               VOLUNTARY
                                                 RATE OF        EXPENSE
      NAME OF COMPANY OR FUND       SIZE(1)  COMPENSATION(2)  LIMITATION
----------------------------------- -------  ---------------  -----------
Seneca Real Estate Securities
  Fund.............................  $24.9        0.85%           Yes

---------------
(1) In millions, as of June 18, 1997.

(2) As a percentage of average daily net assets.

                                                                       EXHIBIT A

                   PROPOSED INDEX FUND SUB-ADVISORY AGREEMENT

                           GE INVESTMENTS FUNDS, INC.
                               S&P 500 INDEX FUND

                             SUB-ADVISORY AGREEMENT

  Agreement made as of             , 1997, between GE INVESTMENT MANAGEMENT
INCORPORATED ("GEIM"), a Delaware corporation, and STATE STREET BANK AND TRUST COMPANY,"), a Massachusetts bank and trust company, through its division STATE STREET GLOBAL ADVISORS (the "Sub-Adviser") (the "Agreement").

                                    RECITALS

  GEIM has entered into an Investment Advisory and Administration Agreement dated May 1, 1997 ("Advisory Agreement") with GE Investments Funds, Inc. ("Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the S&P 500 Index Fund ("Fund") series of the Company;

  Pursuant to Section 2(f) of the Advisory Agreement, GEIM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

  GEIM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEIM and the Fund, and the Sub-Adviser is willing to furnish those services; and

  GEIM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act and shareholders for approval hereafter;

  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

  1. Appointment. GEIM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund's assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Duties as Sub-Adviser.

  (a) Subject to the oversight and supervision of GEIM and the Board of the Company (the "Board"), the Sub-Adviser will provide a continuous investment program for the Fund's assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for Fund investments. The Sub-Adviser will consult with GEIM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Company's current Registration Statement on Form N-1A and any amendments or supplements thereto (the "Registration Statement") and the Company's Declaration of Trust and By-Laws ("Constituent Documents"). In this connection and in connection with the further duties set forth in paragraphs 2(b) - (g) below, the Sub-Adviser shall provide GEIM and the Board with such periodic reports and documentation as GEIM or the Board shall request regarding the Sub-Adviser's management of the Fund's assets and compliance with the Registration Statement and all requirements hereunder.

  (b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund's investment objective, policies and restrictions as set forth in the Registration Statement, (2) the Constituent Documents, (3) such policies, procedures or directives as the Board may from time to time establish or issue, (4) the License Agreement by and between Standard & Poor's and GEIM dated April 30, 1997 (the "License Agreement"), and
(5) applicable law and related regulations. In particular, the Sub-Adviser shall make every effort to ensure that the Fund complies with Section 817(h) of the Internal Revenue Code of 1986 (the "Code") and regulations issued thereunder relating to the diversification requirements for variable annuity, endowment, and life insurance contracts and to ensure that the Fund continuously qualifies as a regulated investment company under sub-chapter M of the Code. GEIM shall promptly notify the Sub-Adviser of changes to (1), (2), (3) or (4) above and shall notify the Sub-Adviser of changes to (5) above promptly after it becomes aware of such changes.

  (c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company's custodian as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

  In addition to seeking the best price and execution, to the extent covered by
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Sub-Adviser is also authorized to take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. The Sub-Adviser is also authorized to use soft-dollar services as requested by the Board from time to time. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account.

  (d) Subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (3) the provisions of the 1934 Act, and (4) other applicable provisions of law; the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEIM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remu-neration from the Fund or the Company for such services in addition to the Sub-Adviser's fees for services under this Agreement.

  (e) The Sub-Adviser will maintain all books and records required to be maintained by the Company pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund, and will furnish the Board and GEIM with such periodic and special reports as the Board or GEIM reasonably may request. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Company, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Company and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Company any records which it maintains for the Company upon request by the Company.

  (f) At such times as shall reasonably be requested by the Board or GEIM, the Sub-Adviser will provide the Board and GEIM with economic and investment analyses and reports as well as quarterly reports setting forth the Fund's performance and make available to the Board and GEIM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund's investments.

  (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities and will assist the Company's accounting services agent or GEIM to obtain independent sources of market value for all other portfolio securities.

  3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Constituent Documents and Registration Statement and with the written instructions and directions of the Board and GEIM and will comply with the requirements of the 1940 Act, the Advisers Act, the rules under each, Subchapter M of the Code as applicable to regulated investment companies, and the License Agreement. In addition, the Sub-Adviser will act in conformity with all other applicable federal and state laws and regulations. GEIM agrees to provide to the Sub-Adviser copies of the License Agreement, the Constituent Documents, Registration Statement and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

  4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

  5. Compensation.

  For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, the Adviser shall pay the Sub-Adviser no later than the twentieth (20th) business day following the end of each calendar month a fee based on the average daily net assets of the Fund at the following annual rates:

  .05% of the first $100,000,000; .04% of the next $200,000,000; and .03% of amounts in excess of $300,000,000.

  The Sub-Adviser's fee shall be paid by GEIM out of GEIM's advisory fee to the extent such fee is received by GEIM pursuant to the Advisory Agreement. To the extent that GEIM determines to waive, or to reimburse the Fund for, all or a portion of its advisory fee, the Sub-Adviser agrees to a reduction of its fee pro-rata.

  The Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

  During any period when the determination of net asset value is suspended, the net asset value of the Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

  6. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Company or its shareholders or by GEIM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Company or its shareholders or by

GEIM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of the License Agreement.

  7. Indemnification.

  (a) GEIM agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended ("1933 Act"), for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and GEIM has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of GEIM.

  (b) The Sub-Adviser agrees to indemnify GEIM, its officers and directors, and any person who controls GEIM within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that GEIM has been found to be without fault and the Sub-Adviser has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Sub-Adviser. In addition to the foregoing, Sub-Adviser agrees to indemnify and hold harmless GEIM, its officers and directors, and any person who controls GEIM within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit as a result of any negligent act or omission by Sub-Adviser relating to or arising out of the License Agreement.

  8. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

  (a) The Sub-Adviser (i) is a "bank" as defined in the Advisers Act and therefore is exempt from registration pursuant to the Advisers Act and will continue to be a "bank" as defined by the Advisers Act and so exempt for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEIM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) is registered as a Commodity Trading Adviser and Commodity Pool Operator under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association; and (vii) is duly organized and validly existing under the Laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted.

  (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide GEIM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of the Sub-Adviser shall certify to GEIM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of GEIM, the Sub-Adviser shall permit GEIM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

  (c) The Sub-Adviser will notify GEIM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, including in particular portfolio management personnel responsible for the Fund's assets in each case prior to or promptly after such change.

  9. Representations and Warranties of GEIM. GEIM represents, warrants and agrees that GEIM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by the Advisory Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by the Advisory Agreement;
(iv) has the authority
to enter into and perform the services contemplated by the Advisory Agreement and the execution, delivery and performance by GEIM of the Advisory Agreement does not contravene or constitute a default under any agreement binding upon GEIM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEIM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

  10. Survival of Representatives and Warranties; Duty to Update
Information. All representations and warranties made by the Sub-Adviser and GEIM pursuant to Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

  11. Duration and Termination.

  (a) This Agreement shall become effective upon the date first above written
and will continue in effect until           , 1999 and will continue thereafter
so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

  (b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEIM: (i) upon 60 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days' written notice to GEIM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

  12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund's outstanding voting securities (unless the Company receives an SEC order or opinion of counsel permitting it to modify the Agreement without such vote).

  13. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

  14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                        GE INVESTMENT MANAGEMENT INCORPORATED

                               BY:
                                   ---------------------------------------------
                                   Name:
                                   Title:

Attest:                        STATE STREET BANK AND TRUST COMPANY

                               BY:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                                                       EXHIBIT B

                    PROPOSED RE FUND SUB-ADVISORY AGREEMENT

                           GE INVESTMENTS FUNDS, INC.
                          REAL ESTATE SECURITIES FUND

                             SUB-ADVISORY AGREEMENT

  Agreement made as of , 1997, between GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM"), a Delaware corporation, and Seneca Capital Management, LLC ("Sub-Adviser"), a California corporation (the "Agreement").

                                    RECITALS

  GEIM has entered into an Investment Advisory and Administration Agreement dated May 1, 1997 ("Advisory Agreement"), with GE Investments Funds, Inc. ("Company"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the Real Estate Securities Fund ("Fund") series of the Company;

  GEIM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEIM and the Fund, and the Sub-Adviser is willing to furnish those services; and

  GEIM intends that this Agreement will be submitted to the Board of Directors (the "Board") and shareholders for approval hereafter;

  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

  1. Appointment. GEIM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Fund's assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. Duties as Sub-Adviser.

  (a) Subject to the oversight and supervision of GEIM and the officers and the Board, the Sub-Adviser will provide a continuous investment program for the Fund's assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for Fund investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Company's current Registration Statement on Form N-1A and any amend-ments or supplements thereto (the "Registration Statement"). In this connection and in connection with the further duties set forth in paragraphs 2(b) - (g) below, the Sub-Adviser shall provide GEIM and the officers and directors of the Company with such periodic reports and documentation as GEIM or the officers and directors of the Company shall request regarding the Sub-Adviser's management of the Fund's assets and compliance with the Prospectus and all requirements hereunder.

  (b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund's investment objective, policies and restrictions as set forth in the Registration Statement, (2) such policies or directives as the Board may from time to time establish or issue, and (3) applicable law and related regulations. In particular, the Sub-Adviser shall make every effort to ensure that the Fund complies with Section 817(h) of the Internal Revenue Code of 1986 (the "Code") and regulations issued thereunder relating to the diversification requirements for variable annuity, endowment, and life insurance contracts and to ensure that the Fund continuously qualifies as a regulated investment company under Subchapter M of the Code. GEIM shall promptly notify the Sub-Adviser of changes to (1) or (2) above and shall notify the Sub-Adviser of changes to (3) above promptly after it becomes aware of such changes.

  (c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Company to give instructions to the Company's custodian as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

  In addition to seeking the best price and execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account.

  (d) Subject to: (1) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (2) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (3) the provisions of the Securities Exchange Act of 1934, as amended, and (4) other applicable provisions of law; the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEIM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Company for such services in addition to the Sub-Adviser's fees for services under this Agreement.

  (e) The Sub-Adviser will maintain all books and records required to be maintained by the Company pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund, and will furnish the Board and GEIM with such periodic and special reports as the Board or GEIM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Company, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Company and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Company any records which it maintains for the Company upon request by the Company.

  (f) At such times as shall reasonably be requested by the Board or GEIM, the Sub-Adviser will provide the Board and GEIM with economic and investment analyses and reports as well as quarterly reports setting forth the Fund's performance and make available to the Board and GEIM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser.

  (g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for determining the fair valuation of any illiquid portfolio securities and will assist the Company's accounting services agent or GEIM to obtain independent sources of market value for all other portfolio securities.

  3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Company's Articles of Incorporation, By-Laws and Registration Statement and with the written instructions and directions of the Board and GEIM and will comply with the requirements of the 1940 Act, the Advisers Act, the rules under each, and Subchapter M of the Code as applicable to regulated investment companies. In addition, the Sub-Adviser will act in conformity with all other applicable federal and state laws and regulations. GEIM agrees to provide to the Sub-Adviser copies of the Company's Articles of Incorporation, By-Laws, Registration Statement and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

  4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

  5. Compensation.

  For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, the Adviser shall pay the Sub-Adviser at the end of each calendar month a fee based on the average daily net assets of the Fund at the following annual rates:

  .425% of the first $100,000,000; .40% of the next $100,000,000; and .375% of amounts in excess of $200,000,000.

  The Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

  During any period when the determination of net asset value is suspended, the net asset value of the Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

  6. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Company or its shareholders or by GEIM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

  7. Indemnification.

  (a) GEIM agrees to indemnify the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that the Sub-Adviser has been found to be without fault and GEIM has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of GEIM.

  (b) The Sub-Adviser agrees to indemnify GEIM, its officers and directors, and any person who controls GEIM within the meaning of Section 15 of the 1933 Act for any loss or expense (including attorneys' fees) arising out of any claim, demand, action or suit in the event that GEIM has been found to be without fault and the Sub-Adviser has been found at fault (i) by the final judgment of a court of competent jurisdiction or (ii) in any order of settlement of any claim, demand, action or suit that has been approved by the Board of Directors of the Sub-Adviser.

  8. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

  (a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this

Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify GEIM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

  (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide GEIM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice-president of the Sub-Adviser shall certify to GEIM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of GEIM, the Sub-Adviser shall permit GEIM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

  (c) The Sub-Adviser has provided GEIM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to GEIM at least annually.

  (d) The Sub-Adviser will notify GEIM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders, as applicable, and any changes in the key personnel of the Sub-Adviser, in each case prior to or promptly after such change.

  9. Representations and Warranties of GEIM. GEIM represents, warrants and agrees that GEIM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEIM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

  10. Duration and Termination.

  (a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

  (b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEIM: (i) upon 60 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days' written notice to GEIM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

  11. Amendment of This Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund's outstanding voting securities (unless the Company receives an SEC order or opinion of counsel permitting it to modify the Agreement without such vote).

  12. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

  13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                        GE INVESTMENT MANAGEMENT INCORPORATED

                               BY:
                                   ---------------------------------------------
                                   Name:
                                   Title:

Attest:                        SENECA CAPITAL MANAGEMENT, LLC

                               BY:
                                   ---------------------------------------------
                                   Name:
                                   Title:

   THE LIFE INSURANCE COMPANY                  VOTING INSTRUCTION FORM
          OF VIRGINIA                         GE INVESTMENTS FUNDS, INC.

                                     VOTING INSTRUCTION FORMS MUST BE RECEIVED
                                           BY JULY 22, 1997 TO BE COUNTED.

     - Please fold and detach at perforation. Return portion below only. -

FUND NAME PRINTS HERE

VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE GE INVESTMENTS FUNDS, INC. TO BE HELD ON
JULY 23, 1997.

        The undersigned hereby instructs The Life Insurance Company of Virginia to vote all shares of the above-referenced portfolio of the GE Investments Funds, Inc. (the "Fund") held in the account of the undersigned at the Special Meeting of Shareholders of the Fund to be held on July 23, 1997 in the 8th Floor Board Room of The Life Insurance Company of Virginia Building, 6610 West Broad Street, Richmond, Virginia 23230 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof. The Life Insurance Company of Virginia shall have all the powers the undersigned would have if personally present to vote and to act upon each of the proposals below and, using its best judgment, on any other matter that may properly come before the Special Meeting. All previous instructions given with respect to the Special Meeting are hereby revoked. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating to the Special Meeting.



Date:                                                     1997
     -----------------------------------------------------

                             PLEASE SIGN IN BOX BELOW

Please sign exactly as your name appears on the Voting Instruction Form. If shares are held by joint tenants, both persons should sign. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian) the individual must provide his full title following the signature. Corporate instructions should be signed be an authorized officer.

----------------------------------------------------------------





----------------------------------------------------------------
Signature(s) Title(s), if applicable
                                                            GEIF


THIS LABEL IS FOR MISTYPESETTING PURPOSES ONLY!
LIVE OF VIRGINIA-GE INVESTMENT FUNDS (DEF)
ORIGINAL FRONT 6-4-97
REVISION #1 6-5-87

PLEASE MARK, SIGN, DATE, AND RETURN ALL VOTING INSTRUCTION FORMS PROMPTLY IN THE ENCLOSED ENVELOPE. INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER USING BLUE OR BLACK INK OR DARK PENCIL.

The voting instruction form must be signed and dated on the reverse side for your instructions to be counted.

      -Please fold and detach at perforation. Return portion below only.-

The Life Insurance Company of Virginia will vote in the manner indicated, or if no instruction has been indicated, "FOR" each proposal.


The Board of Directors recommends voting "FOR" each proposal.

Vote on Proposals:

FOR                   AGAINST                  ABSTAIN

[ ]                   [ ]                      [ ]

1. S & P 500 INDEX FUND ONLY. Proposal to approve an investment sub-advisory agreement between GE Investment Management Incorporated ("GEIM") and State Street Global Advisors, a division of State Street Bank and Trust Company.


2. REAL ESTATE SECURITIES FUND ONLY. Proposal to approve an investment sub-advisory agreement between GEIM and Seneca Capital Management, LLC.


                                                                            GEIF